UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549



                                       FORM 8-K



                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):  July 24, 1996



                         Sears Credit Account Master Trust II
                  (Exact name of registrant as specified in charter)



         Illinois                     33-79186-01             Not Applicable
         (State of                 (Commission File           (IRS Employer
         Organization)                  Number)             Identification No.)


c/o Sears Receivables Financing Group, Inc.
    3711 Kennett Pike                                                  19807
    Greenville, Delaware                                            (Zip Code)
(Address of principal executive offices)



Registrant's Telephone Number, including area code:  (302) 888-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.          Other Events

                          On July 24, 1996, the registrant made available to
prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000.00 aggregate principal amount of Series 1996-3 Fixed Rate Class A Credit Card Pass-Through Certificates and $22,500,000.00 aggregate principal amount of Series 1996-3 Fixed Rate Class B Credit Card Pass-Through Certificates of Sears Credit Account Master Trust II. The Series Term Sheet is attached hereto as
Exhibit 99.



Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits


Exhibit 99 Series Term Sheet dated July 24, 1996 of Sears Credit Account Master Trust II, Series 1996-3.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Sears Credit Account Master Trust II
                                               (Registrant)


                          By:     Sears Receivables Financing Group, Inc.



Date:  July 25, 1996      By:     /S/ Gary D. Farrar
                                  Vice President, Administration

                                     EXHIBIT INDEX




Exhibit 99 Series Term Sheet dated July 24, 1996 of Sears Credit Account Master Trust II, Series 1996-3.